Subsequent events	12 Months Ended
Mar. 31, 2021
Subsequent Events [Abstract]
Subsequent events
24. Subsequent events:
Sale of part of Nomura Research Institute shares
NHI sold 14,105,000 ordinary shares of Nomura Research Institute, Ltd. (“NRI”) in response to its own share repurchase through off-floor trading (ToSTNeT-3) announced on June 21, 2021. As a result, Nomura is expected to recognize a pre-tax gain of approximately ¥36 billion during the first quarter of the fiscal year ending March 31, 2022. NRI is expected to remain as an equity-method affiliate of Nomura after the share repurchase.